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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 14, 2005
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                     Merrill Lynch Mortgage Investors, Inc.
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                (Exact name of registrant specified in Charter)


      Delaware                     333- 121605                  13-3416059
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   (State or other                 (Commission                (IRS Employer
   jurisdiction of                 File Number)            Identification No.)
   incorporation)


              250 Vesey Street
     4 World Financial Center 10th Floor
             New York, New York                                   10080
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  (Address of principal executive offices)                       Zip Code



          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357



                                   No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01.      Other Events.

      The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333- 121605 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $666,811,100 in aggregate principal amount Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-3, Class M-1, Class M-2, Class M-3 and Class R Certificates of its Ownit Mortgage Loan Trust Mortgage Loan Asset-Backed Certificates, Series 2005-3 on July 14, 2005.

      This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 19, 2005, as supplemented by the Prospectus Supplement, dated July 12, 2005 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of June 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Litton Loan Servicing LP, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class C, Class P, Class R and Class R-X. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $690,639,862 as of June 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.
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ITEM 9.01.  Financial Statements; Pro Forma Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            4.1 Pooling and Servicing Agreement, dated as of June 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Litton Loan Servicing LP, as Servicer, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and HSBC Bank USA, National Association, as Trustee.

            99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2005, between Merrill Lynch Mortgage Lending Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                         By:    /s/ Tom Saywell
                                                ---------------
                                         Name:  Tom Saywell
                                         Title: Vice President


Date: July 27, 2005
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                                  EXHIBIT INDEX

Exhibit No.                          Description                                 Page No.
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
4.1           Pooling and Servicing Agreement, dated as of June 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor,
              Litton Loan Servicing LP, as Servicer, Wells Fargo Bank, N.A.,
              as Master Servicer and Securities Administrator, and HSBC Bank
              USA, National Association, as Trustee.

99.1          Mortgage Loan Sale and Assignment Agreement, dated as of June
              1, 2005, between Merrill Lynch Mortgage Lending Inc., as
              Seller, and Merrill Lynch Mortgage Investors, Inc., as
              Purchaser.